EXHIBIT 10.1

(Translation; for Reference Only)

First Addendum to General Credit Facility Agreement

(Ref No. 98-338)

1.        This Addendum is the first addendum to the Credit Facility Agreement (Ref No. 98-338, the “Agreement”) entered into by and between Hardinge Machine Tools B.V., Taiwan Branch (the “Applicant”) and Mega International Commercial Bank Co., Ltd. (the “Bank”) dated October 30, 2009.

2.        The Applicant hereby applies for the Bank’s approval to amend part of the provisions under the Agreement as follows:

(1)   The total amount of the credit facilities extended under the Agreement is changed to Five Million U.S. Dollars (US$5,000,000) or its equivalent in other currencies.

(2)   The credit line extended for purchase of raw materials and export business under the Agreement is each changed to Five Million U.S. Dollars (US$5,000,000) or its equivalent in other currencies.

(3)   The Applicant may apply to draw down on the loan for export business by submitting export purchase orders in an amount up to Three Million Five Hundred Thousand U.S. Dollars (US$3,500,000) or its equivalent in other currencies.

3.        The joint and several guarantor hereby consents to the amendments prescribed above and agrees to continuously bear joint and several liabilities until all debts are fully settled.

4.        This Addendum constitutes a part of the Agreement and has the same validity as the Agreement.

5.        All other terms and conditions set forth under the Agreement remain unchanged and in full force and effect.

BANK:
Mega International Commercial Bank Co., Ltd.
/S/ C.H. TSAI
Responsible Person: C.H. Tsai, Manager of Nantou Branch
Address: No. 45, Wenchen Street, Nantou City

APPLICANT:
Hardinge Machine Tools B.V., Taiwan Branch
/S/ J. R. HO
Branch Manager and Litigious Agent: J.R. Ho
Uniform No. 28439919
Address: No. 4, Tse-Chiang San Road, Nantou City

JOINT AND SEVERAL GUARANTOR:
Hardinge Taiwan Precision Machinery Limited
Uniform No. 16830143
Address: No. 4, Tse-Chiang San Road, Nantou City